SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934

 Date of Report: (Date of earliest event reported): May 24, 2006 (May 24, 2006)


                           Blue Dolphin Energy Company
             (Exact name of registrant as specified in its charter)



         Delaware                       0-15905                   73-1268729
(State of Incorporation)       (Commission file Number)         (IRS Employer
                                                             Identification No.)

                             801 Travis, Suite 2100
                              Houston, Texas 77002
              (Address of Registrant's principal executive offices)

                                 (713) 227-7660
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS.

     On May 24, 2006, Blue Dolphin Energy Company, a Delaware corporation ("Blue Dolphin"), issued a press release announcing that its wholly-owned subsidiary, Blue Dolphin Pipe Line Company, entered into agreements on May 24, 2006 to provide pipeline transportation services for a new customer.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  Exhibits

               99.1   Press Release issued May 24, 2006.



SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:   May 24, 2006.

                                                   BLUE DOLPHIN ENERGY COMPANY


                                                    /s/ Gregory W. Starks
                                                   -----------------------------
                                                   By: Gregory W. Starks
                                                       Vice President, Treasurer

                                INDEX TO EXHIBITS


Exhibit        Description of Exhibit
-------        ----------------------

99.1           Press Release issued May 24, 2006.